EX.99.906 CERT

N-CSRS Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, President, and Michael A. Latham, Principal Financial Officer, of iShares Trust (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSRS for the period ended September 30, 2005 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 29, 2005	/s/ Lee T. Kranefuss	President
	Lee T. Kranefuss	[Title]
[Signature]

Date: November 29, 2005	/s/ Michael A. Latham	Principal Financial Officer
	Michael A. Latham	[Title]
[Signature]